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                                   ECOLAB INC.

                            1977 STOCK INCENTIVE PLAN

                         As Amended and Restated Through

                                  May 12, 2000

1.       Purposes

         The purposes of the Plan are to provide additional incentive for such Key Employees of the Company, its subsidiaries and divisions, as may be designated for participation in the Plan, by authorizing payment of incentive compensation in shares of Common Stock and by encouraging such Key Employees to invest in shares of Common Stock, thereby furthering their identity of interest with the interest of the Company's stockholders, increasing their stake in the future growth and prosperity of the Company and stimulating and sustaining constructive and imaginative thinking; and to enable the Company, by offering comparable incentives, to induce the employment and continued employment of Key Employees and to compete with other organizations in attracting and retaining the services of competent executives.

2.       Definitions

         Unless otherwise required by the context, the following terms, when used in the Plan, shall have the meanings set forth in this section 2.

         Amendment Agreement: An agreement entered into between the Corporation and an employee of the Corporation or a Subsidiary in order to amend a Stock Incentive agreement relating to the Plan.

         Board of Directors or Board:  The Board of Directors of the Company.

         Committee: Such committee or committees as shall be appointed by the Board of Directors to administer the Plan pursuant to the provisions of section 10.

         Common Stock: The Common Stock of the Company, par value $1.00 per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of section 8.

         Company:  Ecolab Inc., a Delaware corporation.

         Fair Market Value: As applied to any date, shall be the mean of the high and low selling prices of Common Stock, as reported on the principal stock exchange on which such stock is listed and traded, or if the stock is not listed on an exchange, then Fair Market Value shall be the mean of the representative bid and asked quotations for such stock in the over-the-counter market on such date, or if no such sales were made on such date, on the next preceding date on which there

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         were such sales of Common Stock on such Exchange or in the over-the-counter market, provided, however, that if such method of determining Fair Market Value shall not be consistent with regulations of the Treasury Department at the time applicable to the determination of Fair Market Value in respect of a Stock Incentive, Fair Market Value in the case of such Stock Incentive shall be determined in accordance with such regulations and shall mean the value as so determined.

         ISO: An Option which is intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code.

         Key Employee: An employee of the Company or of a Subsidiary, including an officer or director who is an employee, who in the opinion of the Committee can contribute significantly to the growth and successful operations of the Company or a Subsidiary. The recommendation of the grant of a Stock Incentive to an employee by the Committee shall be deemed a determination by the Committee that such employee is a Key Employee.

         Nonqualified Stock Option: An Option which is not intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code.

         Option:  A Nonqualified Stock Option or an ISO.

         Plan: The Ecolab Inc. 1977 Stock Incentive Plan herein set forth as the same may from time to time be amended.

         Stock Appreciation Right: A right to receive a number of shares of Common Stock or, at the election of the Company, cash, in either event based on the increase in the Fair Market Value of the number of shares of Common Stock subject to such right as set forth in section 6.

         Stock Award: An issuance or transfer of shares of Common Stock or an undertaking to issue or transfer such shares in the future as set forth in section 7.

         Stock Incentive: An incentive granted under the Plan in one of the forms provided for in section 3.

         Subsidiary: A corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Company. Provided, that for the purpose of the continued effectiveness of Stock Incentives granted to Key Employees of the Corporation or a Subsidiary prior to the employment of such Key Employees by a joint venture entity organized by the Corporation and Henkel KGaA ("the Joint Venture Entities"), such Joint Venture Entities, for such initial period as the Corporation, directly or indirectly, owns or controls shares or other ownership interests having 20% or

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         more of the voting power of such Joint Venture Entity, shall be deemed to be a Subsidiary with respect to such Key Employees who have entered into an Amendment Agreement with terms and conditions satisfactory to the General Counsel of the Corporation.

3.       Grants of Stock Incentives

         (a) Subject to the provisions of the Plan, the Committee may at any time, or from time to time, grant Stock Incentives under this Plan to, and only to, Key Employees, provided, however, that no Stock Incentive shall be granted to a Key Employee who at the time of such grant is a member of the Board of Directors except by or upon the recommendation of the Committee, or by a majority of disinterested members of the Board as provided in paragraph (b) of section 10.

         (b)      Stock Incentives may be granted in the following forms:

                  (i) an Option, which may be an ISO or a Nonqualified Stock Option, in accordance with section 5, or
                  (ii) a Stock Appreciation Right or Limited Right, in accordance with section 6, or
                  (iii)    a Stock Award, in accordance with section 7, or
                  (iv)     a combination of any of the foregoing.

4.       Stock Subject to the Plan

         (a) Subject to the provisions of paragraph (c) of this section 4 and of section 8, the aggregate number of shares of Common Stock which may be issued or transferred pursuant to Stock Incentives granted under the Plan shall not exceed 2,382,115 shares of Common Stock.

         (b) Authorized but unissued shares of Common Stock and shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under the Plan or otherwise, may be used, as the Board of Directors may from time to time determine, for purposes of the Plan, provided, however, that any shares acquired or held by the Company for the purposes of the Plan shall be and at all times remain treasury shares of the Company, irrespective of whether such shares are entered in a special account for purposes of the Plan, and shall be available for any corporate purpose unless and until transferred to a Key Employee in accordance with the terms and conditions of a Stock Incentive.

         (c) If any shares of Common Stock subject to a Stock Incentive shall not be issued or transferred and shall cease to be issuable or transferable because of the termination, in whole or in part, of such Stock Incentive or, subject to the provisions of paragraph (h) of section 5 and paragraph (d) of section

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                  6, for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Company or a Subsidiary because of an employee's failure to comply with the terms and conditions of a Stock Incentive, the shares not so issued or transferred, or the shares so reacquired by the Company or a Subsidiary, shall no longer be charged against the limitation provided for in paragraph (a) of this section 4 and may again be made subject to Stock Incentives.

5.       Options

         Stock Incentives in the form of Options shall be subject to the following provisions:

         (a) The per share Option exercise price shall be determined by the Committee from time to time, but in no instance shall be less than the Fair Market Value of a share of Common Stock on the date the Option shall be granted.

         (b) Each Option shall expire at such time as is determined by the Committee, which determination shall be made at the time such Option is granted. No ISO shall expire later than ten years from the date such ISO shall be granted, and no Nonqualified Stock Option shall expire more than ten years and three months from the date such Nonqualified Stock Option shall be granted. When an Option is granted for a term of less than the maximum term specified in the foregoing sentence, the Committee may, with the holder's consent and at any time prior to the expiration of the Option, extend its term for a period which, when added to the original term of the Option, shall not be longer than such maximum term.

         (c) The Option may be exercised solely by the person to whom granted except as hereinafter provided in the case of such person's death or in Section 11(g) below. Except as provided in Section 11(g), during the lifetime of the optionee, the Option and any rights and privileges pertaining thereto shall not be transferred, assigned, pledged or hypothecated in any way, whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process.

         (d) The optionee must complete twelve months of continuous employment with the Company or a Subsidiary, or both, immediately following the date on which the Option shall be granted before any part of the Option may be exercised by him. Whether authorized leave of absence or absence for military or government service shall constitute termination of employment or interruption of continuous employment for the purposes of the Plan shall be determined by the Committee on an individual basis.

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         (e)      After the completion of the required period of employment, and subject to the terms of the Option, the Option may be exercised, in whole or in part, from time to time during the balance of the term of the Option. The Committee may, in its discretion, accelerate the date on which all or any portion of an Option becomes exercisable, provided, however, that no ISO granted prior to January 1, 1987 shall be exercisable while there is outstanding any incentive stock option which was granted before the granting of such ISO, to purchase stock in the Company or in a corporation which at the date of such ISO is a parent or subsidiary of the Company or the predecessor of any such corporation.

         (f) The Option shall terminate if and when the optionee shall cease to be an employee of the Company or its Subsidiaries, except as follows:

                  (i) If employment of the optionee by the Company or its Subsidiaries shall be terminated, upon the retirement or disability of the optionee under a retirement, pension or disability plan approved by the Board or the Committee, after he shall have completed twelve months of continuous employment following the date upon which the Option was granted, then the Option shall be exercisable within such period as shall be set forth in the Option grant, but not later than three years after the date of termination of employment and not after the expiration of the specific period fixed in the Option grant as in effect at the time.

                  (ii) If the optionee shall die while in the employ of the Company or a Subsidiary, or within three months of the termination of his employment with the Company or its Subsidiaries after he shall have completed twelve months of continuous employment following the date upon which the Option was granted, then the Option shall be exercisable within such period as shall be set forth in the Option grant by such person or persons as shall have acquired the optionee's rights under the Option by Will or by the laws of descent and distribution, but not later than three years after the date of death and not after the expiration of the specific period fixed in the Option grant as in effect at the time.

                  (iii) If employment of the optionee by the Company or its Subsidiaries shall have terminated for any reason other than those specified in subparagraphs (f)(i) and (f)(ii) above and after he shall have completed at least twelve months of continuous employment following the date upon which the Option is granted, subject to subparagraph (f)(ii) above, the Option shall be exercisable by him only within the three months after such termination, but not after the expiration of the term of the Option.

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         (g)      (i)      Shares purchased under the Option shall be paid for
                           in full, in cash or such other forms of payment as are approved by the Committee, at the time of the exercise of the Option as to such shares, including, but not limited to, by tender or attestation as to ownership of shares of Common Stock that have been held for the period of time necessary to avoid a charge to the Company's earnings for financial reporting purposes and that are otherwise acceptable to the Committee. For purposes of such payment, any shares so tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date.

                  (ii) The Committee may, in its sole discretion, permit an optionee to exercise an Option (other than an ISO granted prior to May 12, 1988) by delivering to the Company a properly executed Broker Exercise Notice in form and substance acceptable to the Committee. This Broker Exercise Notice shall contain irrevocable instructions from the optionee to the Company to issue to a broker the stock certificates for the shares to be purchased upon exercise of the Option, and the Company shall, if the Committee decides to permit the Option to be exercised in this manner, acknowledge to the broker that the Company consents to such procedure. In addition, the Broker Exercise Notice shall contain or be accompanied by irrevocable instructions from the optionee to such broker to sell a number of shares of Common Stock, or loan to the optionee an amount, sufficient to pay the exercise price of the Option and any withholding obligations due upon such exercise and to promptly deliver to the Company the amount of such sale or loan proceeds.

         (h) The Option agreements or Option grants authorized by the Plan may contain such other provisions as the Committee shall deem advisable. Without limiting the foregoing and if so provided in the Option, or if so authorized by the Committee and subject to such terms and conditions as are specified in the Option or by the Committee, the Company may, with the consent of the holder of the Option, and at any time or from time to time, cancel all or a portion of the Option then subject to exercise and discharge its obligation in respect of the Option either by payment to the holder of an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the shares subject to the portion of the Option so cancelled over the aggregate purchase price of such shares, or by issuance or transfer to the holder of shares of Common Stock with a Fair Market Value, at such time or times, equal to any such excess, or by a combination of cash and shares. The number of shares of Common Stock subject to the Option, or portion thereof, so cancelled shall, in the event that a payment of money or transfer of shares is made by the Company in

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                  respect of such cancellation, be charged against the maximum limitation set forth in paragraph (a) of section 4.

         (i) Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation as the result of which it becomes a Subsidiary. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in paragraphs (a) through
                  (h) of this section 5 to such extent as the Board of Directors at the time of grant may deem appropriate to conform, in whole or in part, to the provision of the options in substitution for which they are granted. This paragraph shall not require the Company to grant Options under the Plan to any such persons, nor shall it prohibit the Company from assuming any options as a part of any acquisition, merger, or consolidation.

         (j)      (i)      The aggregate Fair Market Value, determined as of the
                           date an Option is granted, of the Common Stock for which a Key Employee may be granted ISOs in any calendar year after December 31, 1980 and prior to January 1, 1987, under all stock option plans of the Company and its Subsidiaries shall not exceed
                           $100,000 plus any unused limit carryover to such year
                           (within the meaning of Section 422A of the Internal
                           Revenue Code).

                  (ii) With respect to ISOs granted on or after January 1, 1987, the aggregate Fair Market Value, determined as of the date an ISO is granted, of the Common Stock with respect to which incentive stock options (within the meaning of Section 422A of the Internal Revenue
                           Code) are exercisable for the first time by an optionee during any calendar year (under the Plan and any other incentive stock option plans of the Company and any parent corporation (within the meaning of Section 425(e) of the Internal Revenue Code) or Subsidiary) shall not exceed $100,000.

         (k) The Committee may, with the consent of the optionee affected thereby, accept the surrender of any outstanding Option, to the extent not previously exercised, and the Committee may authorize the grant of new Options in substitution therefor to the extent not previously exercised.

6.       Stock Appreciation Rights and Limited Rights

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         (a)      Stock Appreciation Rights may be granted in connection with any Option granted under the Plan, either at the time of the grant of such Option or at any time thereafter during the term of the Option, or may be granted independently of the grant of an Option.

         (b) If granted in connection with an Option, Stock Appreciation Rights shall entitle the holder of the related Option, upon exercise of the Stock Appreciation Rights, to surrender the Option, or any portion thereof, to the extent unexercised, and to receive a number of shares of Common Stock, or cash, determined pursuant to paragraph (c)(iii) of this section 6. Such Option shall, to the extent so surrendered, thereupon cease to be exercisable. If granted independently of an Option, Stock Appreciation Rights shall entitle the holder of the Stock Appreciation Rights to receive a number of shares of common Stock, or cash, determined pursuant to paragraph
                  (c)(iii) of this section 6.

         (c) Stock Appreciation Rights shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent with the Plan as shall from time to time be approved by the Committee.

                  (i) If granted in connection with an Option, Stock Appreciation Rights shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable. If granted independently of an Option, Stock Appreciation Rights shall be exercisable at such time or times as shall be determined by the Committee at the time of the grant of the Stock Appreciation Rights but in no event later than three months after the employment of the holder of the Stock Appreciation Rights by the Company or a Subsidiary shall have terminated other than by reason of death or by reason of retirement or disability under a retirement, pension or disability plan approved by the Board or the Committee. In the event of termination of employment by reason of death, Stock Appreciation Rights shall be exercisable by the beneficiary designated pursuant to paragraph (g) of section 11 no later than three years after such termination of employment. In the event of termination of employment by reason of retirement or disability under a plan specified above, Stock Appreciation Rights shall be exercisable no later than three years after such termination of employment.

                  (ii) Stock Appreciation Rights shall in no event be exercisable unless and until the holder of the Stock Appreciation Rights shall have completed at least twelve months of continuous service with the Company or a Subsidiary, or both, immediately following the date upon which the Stock Appreciation Rights shall have been granted. Whether authorized leaves of absence or absence for military or

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                           government service shall constitute termination of
                           employment or interruption of continuous employment for purposes of the Plan shall be determined by the Committee on an individual basis.

                  (iii) Upon exercise of a Stock Appreciation Right, the holder thereof shall be entitled to receive a number of shares equal in Fair Market Value to the amount by which the Fair Market Value of one share of Common Stock on the date such Stock Appreciation Right is exercised exceeds the Fair Market Value of one share of Common Stock on the date of grant, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised. All or any part of the Company's obligation arising out of an exercise of Stock Appreciation Rights may, at the discretion of the Company, be settled by the payment of cash equal to the aggregate value of shares of Common Stock (or fraction of a share) that the Company would otherwise be obligated to deliver under the preceding sentence of this section 6(c)(iii).

         (d) To the extent that Stock Appreciation Rights shall be exercised, an Option in connection with which such Stock Appreciation Rights shall have been granted shall be deemed to have been exercised for the purpose of the maximum limitation set forth in paragraph (a) of section 4. In the case of Stock Appreciation Rights granted independently of an Option, the number of shares of Common Stock in respect of which such Stock Appreciation Rights shall be exercised shall be charged against the maximum limitation set forth in paragraph (a) of section 4.

         (e) Stock Appreciation Rights may provide that, upon exercise of such Stock Appreciation Rights, the shares or cash, as the case may be, which the holder of such Stock Appreciation Rights shall be entitled to receive shall be distributed or paid in such installments and over such number of years as the Committee may direct, with distribution or payment of each such installment contingent upon continued services of the employee to the Company or a Subsidiary, or both (except for death, disability, or retirement pursuant to the provisions of the pension plans of the Company or a Subsidiary, or termination of employment by the Company or with its consent) to the time for distribution or payment of such installment.

         (f)      (i)      For Stock Incentives granted prior to August 11,
                           1989:

                           (A) if (i) any corporation, person or other entity (other than the Company) makes a tender or exchange offer for shares of Common Stock pursuant to which purchases are made ("Offer"), (ii) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise

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                                    dispose of all or substantially all of its
                                    assets, (iii) more than 25 percent of the Company's then outstanding Common Stock is acquired by any person or group, or (iv) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period), then the date of the first purchase of Common Stock pursuant to such Offer, or the date of any such stockholder approval, or the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred shall be the "Effective Date" of such transaction or occurrence.

                           (B) the preceding section 6(f)(i)(A) shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value and such transactions shall have no Effective Date for purposes of this section 6. In case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), section 8 shall apply.

                  (ii)     (A)      For purposes of Stock Incentives granted on
                                    or after August 11, 1989, a "Change of
                                    Control" shall be deemed to have occurred if:

                                    (i)      Any "person" as such term is used
                                             in Sections 13(d) and 14(d) of the
                                             Securities Exchange Act of 1934
                                             (other than the Company, any
                                             trustee or other fiduciary holding
                                             securities under any employee
                                             benefit plan of the Company, or any
                                             corporation owned, directly or
                                             indirectly, by the stockholders of

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                                             the Company in substantially the
                                             same proportions as their ownership
                                             of stock of the Company), is or
                                             becomes, including pursuant to a
                                             tender or exchange offer for shares
                                             of Common Stock pursuant to which
                                             purchases are made ("Offer"), the
                                             "beneficial owner" (as defined in
                                             Rule 13d-3 under the Securities
                                             Exchange Act of 1934), directly or
                                             indirectly of securities of the
                                             Company representing 25 percent or
                                             more of the combined voting power
                                             of the Company's then outstanding
                                             securities, other than in a
                                             transaction arranged or approved by
                                             the Board of Directors prior to its
                                             occurrence; provided, however, that
                                             if any such person shall become the
                                             beneficial owner, directly or
                                             indirectly, of securities of the
                                             Company representing 34 percent or
                                             more of the combined voting power
                                             of the Company's then outstanding
                                             securities, a Change of Control
                                             shall be deemed to occur whether or
                                             not any or all of such beneficial
                                             ownership is obtained in a
                                             transaction arranged or approved by
                                             the Board prior to its occurrence,
                                             and other than in a transaction in
                                             which such person shall have
                                             executed a written agreement with
                                             the Company (and approved by the
                                             Board) on or prior to the date on
                                             which such person becomes the
                                             beneficial owner of 25 percent or
                                             more of the combined voting power
                                             of the Company's then outstanding
                                             securities, which agreement imposes
                                             one or more limitations on the
                                             amount of such person's beneficial
                                             ownership of shares of Common Stock
                                             ("Shareholder Agreement"), if, and
                                             so long as, such Shareholder
                                             Agreement (or any amendment thereto
                                             approved by the Board provided that
                                             no such amendment shall cure any
                                             prior breach of such Shareholder
                                             Agreement or any amendment thereto)
                                             continues to be binding on such
                                             person and such person is in
                                             compliance (as determined by the
                                             Board in its discretion) with the
                                             terms of such Shareholder Agreement
                                             (including such amendment);
                                             provided, however, that if any such
                                             person shall become the beneficial
                                             owner directly or indirectly, of
                                             securities of the Company
                                             representing 50 percent or more of
                                             the combined voting power of the
                                             Company's then outstanding
                                             securities, a Change of Control
                                             shall be deemed to occur whether or
                                             not such beneficial ownership was

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                                             held in compliance with a binding
                                             Shareholder Agreement.

                                    (ii)     During any period of two
                                             consecutive years (not including
                                             any period prior to August 11,
                                             1989), individuals who at the
                                             beginning of such period constitute
                                             the Board, and any new director
                                             (other than a director designated
                                             by a person who has entered into an
                                             agreement with the Company to
                                             effect a transaction which would
                                             constitute a Change of Control
                                             pursuant to clause (i), (iii) or
                                             (iv) of this section 6(f)(ii)(A))
                                             whose election by the Board or
                                             nomination for election by the
                                             Company's stockholders was approved
                                             by a vote of at least two-thirds of
                                             the directors then still in office
                                             who either were directors at the
                                             beginning of the period or whose
                                             election or nomination for election
                                             was previously so approved, cease
                                             for any reason to constitute at
                                             least a majority thereof;

                                    (iii)    The stockholders of the Company
                                             approve a merger or consolidation
                                             of the Company with any other
                                             corporation, other than (x) a
                                             merger or consolidation which would
                                             result in the voting securities of
                                             the Company outstanding immediately
                                             prior thereto continuing to
                                             represent (either by remaining
                                             outstanding or by being converted
                                             into voting securities of the
                                             surviving entity) more than 80
                                             percent of the combined voting
                                             power of the voting securities of
                                             the Company or such surviving
                                             entity outstanding immediately
                                             after such merger or consolidation
                                             or (y) a merger or consolidation
                                             effected to implement a
                                             recapitalization of the Company (or
                                             similar transaction) in which no
                                             person acquires a percentage of the
                                             combined voting power of the
                                             Company's then outstanding
                                             securities which would constitute a
                                             Change of Control pursuant to
                                             section 6(f)(ii)(A)(i). In case of
                                             any consolidation or merger of
                                             another corporation into the
                                             Company in which the Company is the
                                             surviving corporation and in which
                                             there is a reclassification or
                                             change (including a change to the
                                             right to receive cash or other
                                             property) of the shares of Common
                                             Stock (other than a change in par
                                             value, or from par value to no par
                                             value, or as a result of a
                                             subdivision or combination, but
                                             including any
                                             change in such shares into two or
                                             more classes or series of shares),
                                             section 8 shall apply.

                                    (iv)    The stockholders of the Company
                                            approve a plan of complete
                                            liquidation of the Company or an
                                            agreement for the sale or
                                            disposition by the Company of all or
                                            substantially all of the Company's
                                            assets.

                           (B) In the event a Change of Control shall be deemed to have occurred pursuant to the foregoing section 6(f)(ii)(A), the "Effective Date" of such Change of Control shall (1) in the case of an Offer, be the date of the first purchase of Common Stock pursuant to such Offer, (2) in the case of any Change of Control (other than pursuant to an Offer) pursuant to section 6(f)(ii)(A)(i), be the date on which public announcement of the acquisition of the applicable triggering percentage shall have been made, (3) in the case of a Change of Control pursuant to section 6(f)(ii)(A)(ii), the date on which the change in the composition of the Board shall have occurred, (4) in the case of a Change of Control pursuant to section 6(f)(ii)(A)(iii) or (iv), the date of the applicable stockholder approval.

         (g)      (i)      The Committee shall have authority to grant a limited
                           stock appreciation right (a "Limited Right") to the holder of any Option granted under the Plan (the
                           "Related LSAR Option") with respect to all or some of the shares of Common Stock covered by such Related
                           LSAR Option. A Limited Right may be granted either at the time of grant of the Related LSAR Option or any time thereafter during its term. A Limited Right may be granted to an optionee irrespective of whether such optionee is being granted or has been granted a Stock Appreciation Right under this section 6. A
                           Limited Right may be exercised only during the sixty-day period beginning on an Effective Date (as defined in section 6(f)(i)(A) or section 6(f)(ii)(B) hereof). Each Limited Right shall be exercisable only if, and to the extent that, the Related LSAR Option is exercisable and, in the case of a Limited Right granted in respect of an ISO, only when the Fair
                           Market Value per share of Common Stock exceeds the option price per share. Notwithstanding the provisions of the two immediately preceding sentences, no Limited Right may be exercised until the expiration of six (6) months from the date of grant of the Limited Right. Upon the exercise of a Limited Right, such Related LSAR Option and any Stock
                           Appreciation rights granted in connection therewith shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Limited Right is exercised, but shall be considered to have been exercised, to that extent for purposes of determining the number of shares of Common Stock available for the grant of further Options and Stock Appreciation Rights pursuant to the Plan. Upon the exercise or termination of a Related LSAR Option, the Limited
                           Right with respect to such Related LSAR Option shall terminate to the extent of the shares of Common Stock with respect to which the Related LSAR Option was exercised or terminated.

                  (ii) Upon the exercise of a Limited Right, the holder thereof shall receive in cash whichever of the following amounts is applicable:

                           (A) in the case of exercise by reason of the occurrence of an Offer (as defined in section 6(f)(i)(A) or section 6(f)(ii)(A)(i) hereof), an amount equal to the Offer Spread (as defined in section 6(g)(iv) hereof);

                           (B) in the case of exercise by reason of stockholder approval of an agreement described in section 6(f)(i)(A)(ii) or section 6(f)(ii)(A)(iii) or (iv), an amount equal to the Merger Spread (as defined in section 6(g)(vi) hereof);

                           (C) in the case of exercise by reason of an acquisition of Common Stock described in section 6(f)(i)(A)(iii) or section
                                    6(f)(ii)(A)(i) if other than pursuant to an Offer, an amount equal to the Acquisition Spread (as defined in section 6(g)(viii) hereof); or

                           (D) in the case of exercise by reason of the change in composition of the Board of Directors described in section 6(f)(i)(A)(iv) or section 6(f)(ii)(A)(ii), an amount equal to the Spread (as defined in section 6(g)(ix) hereof).

                           Notwithstanding the foregoing, in the case of a Limited Right granted in respect of an ISO, the holder may not receive an amount in excess of such amount as will enable such option to qualify as an ISO.

                  (iii)    The term "Offer Price per Share" as used in this
                           section 6 shall mean, with respect to the exercise of any Limited Right by reason of the occurrence of an Offer, the greater of (1) the highest price per share of Common Stock paid in any Offer, which Offer is in effect at any time during the sixty-day period ending on the date on which such Limited Right is exercised, or (2) the highest Fair Market Value per share of the Common Stock during such sixty-day period. Any securities or property which are part or all of the consideration paid for shares of Common Stock in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

                  (iv) The term "Offer Spread" as used in this section 6 shall mean an amount equal to the product computed by multiplying (1) the excess of (A) the Offer Price per Share over (B) the option price per share of Common Stock at which the Related LSAR Option is exercisable, by (2) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

                  (v)      The term "Merger Price per Share" as used in this
                           section 6 shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of an agreement described in section 6(f)(i)(A)(ii) or in section 6(f)(ii)(A)(iii), the greater of (1) the fixed or formula price for the acquisition of shares of Common Stock specified in such agreement if such fixed or formula price is determinable on the date on which such Limited Right is exercised, and
                           (2) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date on which such Limited Right is exercised.

                  (vi) The term "Merger Spread" as used in this section 6 shall mean an amount equal to the product computed by multiplying (1) the excess of (A) the Merger Price per Share over (B) the option price per share of Common Stock at which the Related LSAR option is exercisable, by (2) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

                  (vii) The term "Acquisition Price per Share" as used in this section 6 shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of Common Stock described in section 6(f)(i)(A)(iii) or in section 6(f)(ii)(A)(i) if other than pursuant to an Offer, the greater of (1) the highest price per share shown on the Statement of
                           Schedule 13D or amendment thereto filed by the holder of 25 percent or more of the Company's Common Stock which gives rise to the exercise of such Limited Right, and (2) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date the Limited Right is exercised.

                  (viii) The term "Acquisition Spread" as used in this section 6 shall mean an amount equal to the product computed by multiplying (1) the excess of (A) the Acquisition Price per Share over (B) the option price per share of Common Stock at which the Related LSAR Option is exercisable, by (2) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

                  (ix) The term "Spread" as used in this section 6 shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in section 6(f)(i)(A)(iv) or in section 6(f)(ii)(A)(ii), an amount equal to the product computed by multiplying (1) the excess of (A) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date the Limited Right is exercised over (B) the option price per share of Common Stock at which the Related LSAR Option is exercisable, by (2) the number of shares of Common Stock with respect to which the Limited Right is being exercised.

                  (x) Notwithstanding any other provision of the Plan, no Stock Appreciation Right granted hereunder may be exercised at a time when any Limited Right held by the holder of such Stock Appreciation Right may be exercised.

7.       Stock Awards

         Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

         (a) For the purposes of the Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Key Employee and whether or not such shares are subject to restrictions which affect their value.

         (b) Shares of Common Stock subject to a Stock Award may be issued or transferred to a Key Employee at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. Any amount payable in shares of Common Stock under the terms of a Stock Award may, at the discretion of the Company, be paid in cash on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value, on such date, of the shares which would otherwise have been delivered.

         (c) A Stock Award shall contain such terms and conditions as the Committee shall determine with respect to payment or forfeiture of all or any part of the Stock Award upon termination of employment.

         (d) A Stock Award shall be subject to such other terms and conditions, including, without limitation, restrictions on sale or other disposition of the Stock Award or of the shares issued or transferred pursuant to such Stock Award, as the Committee shall determine, provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a stockholder of the Company fully entitled to receive dividends, to vote and exercise all other rights of a stockholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written instrument in such form as the Committee shall determine, provided the Stock Award is consistent with the Plan and incorporates it by reference.

8.       Adjustment Provisions

         In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation, or new, different or additional shares or other securities of the Company or of another corporation are received by the holder of Common Stock or any distribution is made to the holders of Common Stock other than a cash dividend, (a) the number and class of shares or other securities that may be issued or transferred pursuant to Stock Incentives, (b) the number and class of shares or other securities which have not been issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share under outstanding Options, and (d) the price to be paid per share by the Company or a Subsidiary for shares or other securities issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such share or other securities, shall in each case be equitably adjusted.

9.       Term

         The Plan shall become effective on the date it is approved by the stockholders of the Company. No Stock Incentives shall be granted under the Plan after May 31, 1993.

10.      Administration

         (a) The Plan shall be administered by a Committee which shall consist of not less than three directors of the Company designated by the Board of Directors, provided, however, that no director shall be designated as or continue to be a member of the Committee unless he shall at the time of designation and service be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor provision at the time in effect). In no event shall a member of the Committee be eligible to be granted a Stock Incentive while serving on the Committee. Grants of Stock Incentives may be recommended or granted either in or without consultation with employees, but, anything in the Plan to the contrary notwithstanding, the Committee shall have full authority to act in the matter of selection of all Key Employees who are members of the Board of Directors and in recommending Stock Incentives to be granted to them.

         (b) The Board of Directors may delegate to the Committee any or all of its authority under the Plan, including the authority to award Stock Incentives, except its authority to amend or discontinue the Plan. Any powers conferred on the Committee by this section 10 or by any other provision of the Plan shall, to the extent such authority shall not have been so delegated by the Board of Directors, be exercised by the Board, provided, however, that with respect to the participation in the Plan of any director, unless his participation shall have been recommended by the Committee, a majority of the members of the Board and a majority of its members acting in the matter shall, at the time so acting, be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor provision at the time in effect).

         (c) The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it deems necessary to determine eligibility to participate in the Plan and for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee may make such determinations and interpretations under or in connection with the Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and upon their and respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

         (d) Any action required or permitted to be taken by the Committee under the Plan shall require the affirmative vote of a majority of all the members of the Committee. The Committee may act by written determination instead of by affirmative vote at a meeting, provided that any written determination shall be signed by all of the members of the Committee, and any such written determination shall be as fully effective as a majority vote at a meeting.

         (e) Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

11.      General Provisions

         (a) Nothing in the Plan nor in any instrument executed pursuant thereto shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or shall affect the right of the Company or of a Subsidiary to terminate the employment of any employee with or without cause.

         (b) No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company or Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

         (c) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any Stock Incentive except as to such shares of Common Stock, if any, as shall have been issued or transferred to him.

         (d) The Company or a subsidiary may, with the approval of the Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be a Key Employee at the time of grant, and, notwithstanding any other provision of the Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Committee takes action to implement such agreement or commitment.

         (e) In the case of a grant of a Stock Incentive to any employee of a Subsidiary, such grant may, if the Committee so directs, be implemented by the Company issuing or transferring the shares, if any, covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Stock Incentive specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Committee, on the date it is delivered by the Subsidiary, or on such other date between such two dates, as the Committee shall specify.

         (f)      (i)      The Company or a Subsidiary may make such provisions
                           as it may deem appropriate for the withholding of any taxes which the Company or Subsidiary determines it is required to withhold in connection with any Stock
                           Incentive.

                  (ii) With respect to any withholding tax obligation which may arise in connection with the exercise of a Nonqualified Stock Option, in connection with a disqualifying disposition of stock received upon the exercise of an Incentive Stock Option or in connection with the receipt of, or the lapse or termination of restrictions imposing a risk of forfeiture with respect to, a Stock Award, the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Key Employee to satisfy, in whole or in part, such withholding tax obligation by electing to have the Corporation withhold from the shares of Common Stock to be issued upon exercise of the Nonqualified Stock Option, to be issued in connection with the exercise of an Incentive Stock Option, to be issued in connection with the grant of a Stock Award or released in connection with the lapse or termination of restrictions imposing a risk of forfeiture on all or a part of a Stock Award or by electing to deliver to the Corporation or attest to ownership of already-owned shares of Common Stock, that have been held for the period of time necessary to avoid a charge to the Company's earnings for financial reporting purposes and that are otherwise acceptable to the Committee, any case having a Fair Market Value, on the date such tax is determined under the Internal Revenue Code (the "Tax Date"), no greater than the amount necessary to satisfy the withholding amount due. A Key Employee's election to have the Corporation withhold shares of Common Stock or deliver already-owned shares of Common Stock is irrevocable and is subject to the consent or disapproval of the Committee.

         (g) No Stock Incentive and no rights under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature except that,

                  (i) under such rules and regulations as the Committee may establish, a beneficiary may be designated in respect of a Stock Incentive in the event of the death of the holder of such Stock Incentive and except, also, that if such beneficiary shall be the executor or administrator of the estate of the holder of such Stock Incentive, any rights in respect of such Stock Incentive may be transferred to the person or persons or entity (including a trust) entitled thereto under the Will of the holder of such Stock Incentive or, in case of intestacy, under the laws relating to intestacy; and

                  (ii) upon a Key Employee's request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Qualified Stock Option, other than for value, to such Key Employee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Key Employee's household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Key Employee) control the management of assets, and any other entity in which these persons (or the Key Employee) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Key Employee prior to the transfer. To the extent permitted, such transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to, execution and/or delivery of appropriate acknowledgments, opinion of counsel, or other documents by the transferee.

         (h) Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

         (i) The place of administration of the Plan shall conclusively be deemed to be within the State of Minnesota and the validity, construction, interpretation and administration of the Plan and of any rules and regulations or determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively and solely in accordance with, the laws of the State of Minnesota. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of Minnesota, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

12.      Amendment or Discontinuance of Plan

(a) The Plan may be amended by the Board of Directors at any time, provided that, without the approval of the stockholders of the Company, no amendment shall be made which

                  (i) increases the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives as provided in paragraph (a) of section 4,

                  (ii) amends the provisions of paragraph (a) of section 10 with respect to eligibility and disinterest of a majority of members of the Board of Directors,

                  (iii) permits any person who is not determined to be a Key Employee at the time to be granted a Stock Incentive,

                  (iv) amends the provisions of paragraph (a) of section 5 or paragraph (a) of section 7 to permit shares to be valued or to be optional at less than 100% of Fair Market Value,

                  (v)      amends section 9 to extend the term of the Plan, or

                  (vi)     amends this section 12.

         (b) The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue the Plan.

         (c) No amendment or discontinuance of the Plan by the Board of Directors or the stockholders of the Company shall adversely affect, without the consent of the holder, any Stock Incentive theretofore granted.